EQUITY FINANCING TRANSACTIONS	9 Months Ended
Sep. 30, 2014
Text Block [Abstract]
EQUITY FINANCING TRANSACTIONS

2. EQUITY FINANCING TRANSACTIONS

Initial Public Offering (the “Offering”)

We closed on an initial public offering of 7,200,000 ordinary shares, representing equity interests in the Company, at a price to the public of $13.00 per ordinary share on May 28, 2014. The Company received net proceeds of $85.9 million from the sale of the ordinary shares, after deducting underwriting discounts, commissions, structuring fees, and offering expenses of approximately $7.7 million. Following the Offering, the underwriters exercised their over-allotment option to purchase an additional 1,080,000 ordinary shares at a price of $13.00 per ordinary share, providing additional net proceeds of $13.1 million, after deducting $0.9 million of underwriting discounts, commissions, and structuring fees.

Samsung Private Placements

Samsung Fine Chemicals Co., Ltd. (“Samsung Fine Chemicals”) and Samsung Electronics Co., Ltd. (“Samsung Electronics”) (together, the “Samsung Purchasers”) purchased $93.6 million and $31.5 million, respectively, of our ordinary shares in separate private placements at a price per share equal to the public offering price of $13.00 per ordinary share. Samsung Fine Chemicals is a joint venture partner of ours and a subsidiary of SunEdison in SMP Ltd. (“SMP”). Samsung Electronics is one of our customers and was our joint venture partner in MEMC Korea Company (“MKC”). Samsung Fine Chemicals made an aggregate cash investment in us of $93.6 million and, in a non-cash transaction, Samsung Electronics transferred to us its remaining 20% interest in MKC as consideration for the issuance of the ordinary shares. We realized net proceeds from the Samsung Fine Chemicals investment in us of $87.3 million after deducting underwriting discounts, commissions, structuring fees, and offering expenses of approximately $6.3 million. These share purchases closed concurrently with the Offering. As a result of obtaining the 20% interest in MKC, we have redeemed the noncontrolling interest in this entity because MKC is now a wholly-owned subsidiary of the Company. There was no gain or loss recognized in connection with these transactions.

The Company used the net proceeds from the Offering and the Samsung Private Placements, along with the proceeds of the $210.0 million term loan discussed in Note 5, to repay in full the intercompany notes payable of $215.2 million to a subsidiary of SunEdison that resulted from the Formation Transactions, and to repay existing bank indebtedness owed by the Company’s Japanese subsidiary. The remainder of the proceeds from the term loan and the equity transactions outlined above was retained as cash on our balance sheet.

Immediately following the Offering, the Company’s equity ownership consisted of the following:

Shareholder	Ordinary Shares	% Ownership
SunEdison, Inc.	23,560,251	56.8%
Public	8,280,000	20.0%
Samsung Fine Chemicals Co., Ltd.	7,200,000	17.3%
Samsung Electronics Co., Ltd.	2,425,578	5.8%
Other	40,346	0.1%

Total Ordinary Shares	41,506,175	100.0%